UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 9, 2019

Pennsylvania Real Estate Investment Trust
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Annual Incentive Compensation Plan

On April 9, 2019, the Executive Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Trustees of Pennsylvania Real Estate Investment Trust (the “Company”) approved the Company’s 2019 annual cash incentive plan for employees at the level of director or above. The Company’s Chief Executive Officer, Chief Financial Officer and certain other executive officers (collectively, the “Executive Officers”) are all eligible to receive performance-based bonuses under the plan. Payments pursuant to the plan, if any, will be made after the Company’s results for 2019 are determined.

Under the plan, the Compensation Committee approved threshold (i.e., minimum), target and outperformance (i.e., maximum) annual cash incentive opportunity levels, expressed as a percentage of base salary, that the Executive Officers are eligible to receive.

The level of the award that each of the Executive Officers is eligible to receive will depend upon the Company’s 2019 Funds From Operations (“FFO”) per share, achievement of strategic objectives, same-store net operating income growth, the Company's leverage and individual performance evaluations. FFO is a commonly used measure of operating performance in the real estate industry, and the Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts.

The following table sets forth the award threshold, target and outperformance levels for the Executive Officers under the plan, expressed as a percentage of base salary:

	Incentive Award Opportunity as a Percentage of Base Salary
Title	Threshold	Target	Outperformance

Joseph F. Coradino	70%	140%	280%
Robert F. McCadden	40%	80%	160%
Mario C. Ventresca, Jr.	30%	60%	120%
Andrew M. Ioannou	30%	60%	120%
Joseph J. Aristone	30%	60%	120%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: April 15, 2019	By:	/s/ Lisa M. Most
Lisa M. Most
Senior Vice President and General Counsel